UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 23, 2006
Date of Report (Date of Earliest Event Reported)
ALLERGAN, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)
2525 Dupont Drive
Irvine, California 92612
(Address of Principal Executive Offices) (Zip Code)
(714) 246-4500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 99.2

Amendment No. 2
This form 8-K/A is filed as a further amendment (Amendment No. 2) to the Current Report on Form 8-K filed by Allergan, Inc. (“Allergan”) on March 23, 2006 under Items 1.01, 2.01, 2.03 and 9.01 and amended by Allergan on a Form 8-K/A filed on June 6, 2006 under Items 2.01 and 9.01. This Amendment No. 2 is being filed by Allergan to provide certain updated pro forma financial information.
Item 9.01. Financial Statements and Exhibits.
(a)	Pro forma financial information

The unaudited pro forma combined condensed statement of earnings with respect to the transaction described in Item 2.01 under the Current Report on Form 8-K filed by Allergan on March 23, 2006 is filed as Exhibit 99.2 to this Amendment No. 2 and incorporated herein by this reference.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.
Date: July 21, 2006	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

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Exhibit Index

Exhibit	Description of Exhibit
99.2	Unaudited pro forma combined condensed statement of earnings